UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010 (April 15, 2010)

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On April 15, 2010, Behringer Harvard Hopkins, LLC, a wholly-owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), sold a one-story office building containing approximately 29,660 rentable square feet located on approximately 2.5 acres of land (the “Hopkins Building”), located in Hopkins, Minnesota, a suburb of Minneapolis, Minnesota to an unaffiliated buyer, Ford Parkway, LLC (“Ford Parkway”).  Prior to the sale, Sungard Financial Systems LLC (“Sungard”) leased all of the Hopkins Building.  The contract sale price for the Hopkins Building was approximately $2.9 million, exclusive of closing costs.  The purchase agreement and related amendments for the disposition of the Hopkins Building have been filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and is incorporated into this Item 2.01 disclosure by reference.

Item 9.01                      Financial Statements and Exhibits.
		Page

(a)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	3

	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2009	4

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	5

	Unaudited Notes to Pro Forma Financial Statements	6

(b)	Exhibits.

	The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Financial Information

On April 15, 2010, Behringer Harvard Hopkins, LLC, our wholly-owned subsidiary, sold the Hopkins Building, a one-story office building containing approximately 29,660 rentable square feet located in Hopkins, Minnesota, a suburb of Minneapolis, Minnesota  to an unaffiliated buyer, Ford Parkway. Prior to the sale, Sungard leased all of the Hopkins Building. The contract sale price for the Hopkins Building was approximately $2.9 million, exclusive of closing costs.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Hopkins Building, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2009
(in thousands, except unit amounts)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Hopkins Building as of December 31, 2009.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2009, nor does it purport to represent our future financial position.

	December 31, 2009	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	December 31, 2009
Assets
Real estate
Land	$5,682	$(786)	$4,896
Buildings and improvements, net	14,590	(1,757)	12,833
Total real estate	20,272	(2,543)	17,729

Cash and cash equivalents	4,465	2,505	6,970
Accounts receivable, net	601	(113)	488
Prepaid expenses and other assets	35	-	35
Lease intangibles, net	2,214	(280)	1,934
Total assets	$27,587	$(431)	$27,156

Liabilities and partners' capital
Liabilities
Accounts payable	$141	$(15)	$126
Payables to related parties	72	-	72
Acquired below-market leases, net	53	(11)	42
Distributions payable	218	-	218
Accrued liabilities	900	(2)	898
Total liabilities	1,384	(28)	1,356

Commitments and contingencies

Partners' capital
Limited partners, 44,000,000 units authorized;
4,275,187 units issued and outstanding	26,202	(403)	25,799
General partners	1	-	1
Total partners' capital	26,203	(403)	25,800
Total liabilities and partners' capital	$27,587	$(431)	$27,156

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2009
(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Hopkins Building as of January 1, 2009.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended
	Decenber 31, 2009	Pro Forma	Pro Forma
	as Reported	Adjustments	Year Ended
	(a)	(b)	Decenber 31, 2009

Rental revenue	$3,879	$(388)	$3,491

Expenses
Property operating expenses	875	(6)	869
Real estate taxes	561	(102)	459
Property and asset management fees	279	(20)	259
General and administrative	604	-	604
Depreciation and amortization	1,435	(129)	1,306
Total expenses	3,754	(257)	3,497

Interest income	49	-	49
Income before income taxes	174	(131)	43

Provision for income taxes	9	-	9

Net income	$165	$(131)	$34

Net income allocated to limited partners	$165		$34

Weighted average number of limited
partnership units outstanding	4,275		4,275

Basic and diluted net income per limited partnership unit	$0.04		$0.01

See accompanying unaudited notes to pro forma consolidated financial statements.

 Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of December 31, 2009.

b.
Reflects our disposition of the Hopkins Building.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with the Hopkins Building.  The approximate proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.	Reflects our historical operations for the year ended December 31, 2009.

b.	Reflects the historical revenues and expenses of the Hopkins Building, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP

By:	Behringer Harvard Advisors I LP,
Co-General Partner

Company Name

Dated: April 21, 2010	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1	Purchase Agreement between Behringer Harvard Hopkins, LLC, as seller, and Ford Parkway, LLC, as purchaser, regarding the Hopkins Building.

10.2	First Amendment to Purchase Agreement between Behringer Harvard Hopkins, LLC, as seller, and Ford Parkway, LLC, as purchaser, regarding the Hopkins Building.

10.3	Second Amendment to Purchase Agreement between Behringer Harvard Hopkins, LLC, as seller, and Ford Parkway, LLC, as purchaser, regarding the Hopkins Building.

10.4	Third Amendment to Purchase Agreement between Behringer Harvard Hopkins, LLC, as seller, and Ford Parkway, LLC, as purchaser, regarding the Hopkins Building.

10.5	Fourth Amendment to Purchase Agreement between Behringer Harvard Hopkins, LLC, as seller, and Ford Parkway, LLC, as purchaser, regarding the Hopkins Building.